UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)
Aura Systems, Inc.
2355 Alaska Avenue		Case Number:	LA 05-24550-SB
El Segundo, CA 90245		Operating Report Number:
	Debtor(s).	For the Month Ending:	June 24 - 30, 2005

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL	0.00
ACCOUNT REPORTS

3. BEGINNING BALANCE:	0.00

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing
Accounts Receivable - Pre-filing
General Sales
Other (Specify)
**Other (Specify)

TOTAL RECEIPTS THIS PERIOD:	0.00

5. BALANCE:	0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	0.00
Disbursements (from page 2)	0.00

TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:		0.00

8. General Account Number(s):	#3226077

Depository Name & Location:	City National Bank
	Los Angeles Airport Office
	6033 West Century Blvd.
	Los Angeles, CA 90045

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

NOTE:
The General Account was levied twice and all funds were frozen: $113,652.78/ Noy Hoyun and $1,419.17/Speedy International.

There was also by reconciliaition, another $385.42 that the bank did not show as funds available nor frozen, which funds were later transferred by the City National Bank to the DIP General Account in July.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	0.00	$0.00

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	6/30/2005	Balance on Statement:	0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$0.00

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL		0.00

ACCOUNT REPORTS

3. BEGINNING BALANCE:		0.00

4. RECEIPTS DURING CURRENT PERIOD:
(Transferred from General Account)

5. BALANCE:		0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:		0.00

8.PAYROLL Account Number(s):	#3226085

Depository Name & Location:	City National Bank
	Los Angeles Airport Office
	6033 West Century Blvd.
	Los Angeles, CA 90045

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	6/30/2005	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$0.00

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX		0.00
ACCOUNT REPORTS

3. BEGINNING BALANCE:		0

4. RECEIPTS DURING CURRENT PERIOD:
(Transferred from General Account)

5. BALANCE:		0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:		0.00

8. TAX Account Number(s):	#3226093

Depository Name & Location:	City National Bank
	Los Angeles Airport Office
	6033 West Century Blvd.
	Los Angeles, CA 90045

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	6/30/2005	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$0.00

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
	(Provide a copy of monthly account statements for each of the below)

		General Account:	0.00
		Payroll Account:	0.00
		Tax Account:	0.00
*Other Accounts:

*Other Monies:
		**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE:				0.00

Petty Cash Transactions:
Date	Purpose		Amount

TOTAL PETTY CASH TRANSACTIONS:				0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

Cap Mark / (Bldg Lease)	MO	$ 41,122.00	1	$ 13,688.80

AAA Copy Systems	MO	$ 308.51	1	$ 308.51

Pitney Bowes Credit	MO	$ 27.35	1	$ 27.35

			TOTAL DUE:	14,024.66

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		Gross Sales Subjectto Sales Tax:		0.00
			Total Wages Paid:	0.00

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	2,027.89	0.00
	State Withholding	783.28	0.00
	FICA- Employer's Share	1,743.27	0.00
	FICA- Employee's Share	1,743.27	0.00
	Federal Unemployment	0.00	0.00
	Sales and Use	0.00	0.00
	Real Property	0.00	0.00
Other:
	TOTAL:	6,297.71	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less		70,237.78	19,931.89 (1)
31 - 60 days		140,893.36
61 - 90 days		22,375.76
91 - 120 days		(20,088.50)
Over 120 days		61,150.16
TOTAL:	0.00	274,568.56	19,931.89

V. INSURANCE COVERAGE

		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	General Liability	St Paul Travelers	2 Mil	9/15/2005	-
Worker's Compensation - CA		State Comp Ins Fund	1 Mil	4/15/2006	-
Worker's Comp - Outside CA		The Hartford	1 Mil	4/15/2006	-
Commercial & Other Property		St Paul Travelers	10.6 Mil	9/15/2005	-
	Vehicle	St Paul Travelers	1 Mil	9/15/2005	-
Others:	D&O	XL Speciality Ins	5 Mil	8/8/2005	-
	Crime	St Paul Travelers	150,000	9/15/2005	-
Boiler and Machinery		St Paul Travelers	12.5 Mil	9/15/2005	-

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		0.00		0.00	0.00

*	Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

Notes:	(1) Current month A/R is greater than current month Sales because: no cash collections on the A/R; and credit memos processed in the current month were credits associated to prior periods

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Raymond Yu	6/24/2005		0.00
Sandra Ferro	6/24/2005		0.00

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
Raymond Yu	6/24/2005		0.00
Sandra Ferro	6/24/2005		0.00

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	16,005.75	16,005.75
Less: Returns/Discounts
Net Sales/Revenue	16,005.75	16,005.75

Cost of Goods Sold:
Beginning Inventory at cost	8,738,663.20	8,738,663.20
Purchases	0.00	0.00
Less: Ending Inventory at cost	8,740,564.51	8,740,564.51
Cost of Goods Sold (COGS)	-1,901.31	-1,901.31

Gross Profit	17,907.06	17,907.06

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	0.00	0.00
Payroll - Other Employees	26,315.50	26,315.50
Payroll Taxes	1,743.27	1,743.27
Other Taxes (Itemize)	557.13	557.13
Depreciation and Amortization	2,639.70	2,639.70
Rent Expense - Real Property	13,688.80	13,688.80
Lease Expense - Personal Property	308.51	308.51
Insurance	11,672.41	11,672.41
Real Property Taxes
Telephone and Utilities	6,385.37	6,385.37
Repairs and Maintenance	250.00	250.00
Travel and Entertainment (Itemize)	1,232.24	1,232.24
Miscellaneous Operating Expenses (Itemize)	3,620.01	3,620.01
Total Operating Expenses	68,412.94	68,412.94

Net Gain/(Loss) from Operations	-50,505.88	-50,505.88

Non-Operating Income:
Interest Income	6,316.66	6,316.66
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)
Total Non-Operating income	6,316.66	6,316.66

Non-Operating Expenses:
Interest Expense	12,017.28	12,017.28
Legal and Professional (Itemize)	45,058.10	45,058.10
Other (Itemize)
Total Non-Operating Expenses	57,075.38	57,075.38

NET INCOME/(LOSS)	-101,264.60	-101,264.60

(Attach exhibit listing all itemizations required above)	101,264.60
	0.00
Other Taxes
Tax - Property	268.00	268.00
Tax & License	289.13	289.13
Total Other Taxes	557.13	557.13

Travel & Entertainment
Travel Manufacturing	692.16	692.16
Travel G&A	522.08	522.08
Client Entertainment	18.00	18.00
Total Travel & Entertainment	1,232.24	1,232.24

Miscellaneous Operating Expenses
Cost of Sales Std	4,102.46	4,102.46
COGS Samples/Demos	0.00	0.00
COGS Evaluation	846.00	846.00
COGS Replacement	-2,843.81	-2,843.81
COGS Field Service	0.00	0.00
COGS Product Exchange	0.00	0.00
COGS Returns/Allowances	0.00	0.00
Purchase Price Var...	9.09	9.09
Std. Cost Variance...	-2,508.23	-2,508.23
Manuf Clearing.INDUS.	686.64	686.64
Freight In ..........	25.02	25.02
Scrap (Obsolete).....	0.00	0.00
Physical Inv. Adj....	0.00	0.00
Part Number Changes..	0.00	0.00
Temporary..	0.00	0.00
Consultants	0.00	0.00
401K Employer Match..	54.59	54.59
Employee Business Exp.	133.00	133.00
Service Tech Supplies	0.00	0.00
Manufacturing Supplies	155.30	155.30
Shop Supplies	0.00	0.00
Postage..	0.00	0.00
Other/Misc. Expense	157.00	157.00
Sustaining Engineering	0.00	0.00
Work Ctr Applied IndS	0.00	0.00
Commissions Employee	0.00	0.00
Consultant	0.00	0.00
401K Employer Match	54.17	54.17
Employee Welfare	0.00	0.00
Janitorial Sup & Serv	0.00	0.00
Security - Building	0.00	0.00
Supplies - Office	0.00	0.00
Supplies - Computer	0.00	0.00
Online Services	249.95	249.95
Bank Charges	0.00	0.00
Public Company Expens	629.00	629.00
Research & Development - JC	0.00	0.00
Commission - Rep	986.39	986.39
Selling	0.00	0.00
Warranty/Customer Repair	0.00	0.00
Freight Out	963.29	963.29
Freight Collected	-79.85	-79.85
Marketing	0.00	0.00
Total Miscellaneous Operating Expenses	3,620.01	3,620.01

Legal and Professional
Audit & Accounting	2,600.00	2,600.00
Legal Compliance	42,458.10	42,458.10
Total Legal and Professional	45,058.10	45,058.10

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End		6/30/2005
ASSETS
Current Assets:
Unrestricted Cash	15,994.12
Restricted Cash	114,921.95
Accounts Receivable	294,534.50
Inventory	6,791,423.85
Notes Receivable	0.00
Prepaid Expenses	130,774.26
Other (Itemize)	3,930,396.51
Total Current Assets			11,278,045.19
Property, Plant, and Equipment	4,237,883.12
Accumulated Depreciation/Depletion	-4,112,388.89
Net Property, Plant, and Equipment			125,494.23

Other Assets (Net of Amortization):
Due from Insiders
Other (Itemize)	6,539,514.40
Total Other Assets			6,539,514.40

TOTAL ASSETS			17,943,053.82

LIABILITIES
Post-petition Liabilities:
Accounts Payable	12,584.98
Taxes Payable	1,743.27
Notes Payable
Professional fees	42,458.10
Secured Debt
Other (Itemize)	38,144.06
Total Post-petition Liabilities			94,930.41

Pre-petition Liabilities:
Secured Liabilities	7,920,313.00
Priority Liabilities	54,481.46
Unsecured Liabilities	7,771,133.58	(a)
Other (Itemize)
Total Pre-petition Liabilities			15,745,928.04

TOTAL LIABILITIES			15,840,858.45

EQUITY:
Pre-petition Owners’ Equity	2,203,459.97
Post-petition Profit/(Loss)	-101,264.60
Direct Charges to Equity
TOTAL EQUITY			2,102,195.37

Other Current Assets
Investor Receivable	3,848,516.32
Vendor Advance - Current Asset	18,843.19
Deposits	62,037.00
Employee Advance	1,000.00
I/C Affiliates	0.00
Total Other Current Assets	3,930,396.51

Other Assets (Net of Amortization)
Patents	1,228,060.90
Amort Patents	-781,931.66
Patents In Progress	76,471.74
Long Term Deposits	486,105.50
Long Term Investments	286,060.80
Investment in Subs	5,238,931.12
Suspense	5,816.00
Total Other Assets (Net of Amortization)	6,539,514.40

Other Post-Petition Liabilities
Accrued Payroll	26,426.26
Accrued Interest	11,717.80
Total Other Post-Petition Liabilities	38,144.06

NOTES:	(a)	This item is being researched - We are analyzing the financial records to determine accuracy of debts.

XI. QUESTIONNAIRE
AURA SYSTEMS, INC.
CHAPTER 11 BANKRUPTCY CASE NO. LA-05-24550-SB

30-Jun-05
		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization
	The Debtor was consumed with compliance filing of the case	X

4.	Describe potential future developments which may have a significant impact on the case:
Increase in sales; second tranche of DIP financing and exit financing

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I,	Sandra Ferro

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.